UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date of Earliest Event Reported: March 4, 2011



                       SOUTHWESTERN WATER EXPLORATION CO.
                   -----------------------------------------
             (Exact name of registrant as specified in its charter)

        Colorado                33-16110-D                      84-1062895
        --------                ----------                      ----------
(State of Incorporation)    Commission File No.         (IRS Employer ID Number)

           2460 West 26th Avenue, Suite 380-C, Denver, Colorado 80211
           ----------------------------------------------------------
                    (Address of principal executive offices)

                                  303-704-4623
                                ----------------
                         (Registrant's Telephone number)

                  5373 W. Alabama, Suite 415, Houston, TX 77056
                  ---------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 4, 2011, Southwestern Water Exploration, Inc. (the "Company") held its Annual Meeting of Stockholders (the "Meeting") pursuant to a Court Order. The details of the Meeting are discussed further in Item 5.07 below.

At the Meeting, David J. Cutler was appointed the Company's sole director and sole officer, effective immediately.

David J. Cutler, President and Director. Mr. Cutler has been a director and officer of Golden Dragon Holding Co. (formerly CCVG, Inc.) as of March 2006. Mr. Cutler has more than 25 years of experience in international finance, accounting and business administration. He held senior positions with multi-national companies such as Reuters Group Plc and the Schlumberger Ltd. and has served as a director for two British previously publicly quoted companies -- Charterhall Plc and Reliant Group Plc. From March 1993 until 1999, Mr. Cutler was a self-employed consultant providing accounting and financial advice to small and medium-sized companies in the United Kingdom and the United States. Mr. Cutler was Chief Financial Officer and subsequently Chief Executive Officer of Multi-Link Telecommunications, Inc., a publicly quoted voice messaging business, from 1999 to 2005, Chief Executive Officer, Chief Financial Officer and a director of Aspeon, Inc. (nka ASPI, Inc.), a publicly listed shell company from April 2005 until October 2009 and Chief Executive Officer, Chief Financial Officer and a director of Atomic Paintball, Inc., a development stage owner and operator of paintball parks from August 2006 until December 2009. Mr. Cutler has a masters degree from St. Catherine College in Cambridge, England and qualified as a British Chartered Accountant and as Chartered Tax Advisor with Arthur Andersen & Co. in London. He was subsequently admitted as a Fellow of the UK Institute of Chartered Accountants. Since arriving in the United States, Mr. Cutler has qualified as a Certified Public Accountant, a Fellow of the AICPA Institute of Corporate Tax Management, a Certified Valuation Analyst of the National Association of Certified Valuation Analysts and obtained an executive MBA from Colorado State University.

Item 5.07 Submission of Matters to a Vote of Security Holders

Effective January 13, 2011, Adams County District Court of Colorado, in response to a complaint filed by a shareholder of the Company under Case Number 2010CV1969, authorized a shareholders' meeting of the Company to be held on March 4, 2011 for the sole purpose of enabling shareholders of the Company to elect a new Board of Directors.

At the Meeting held on March 4, 2011, as authorized by the Court, the votes present represented a quorum and were sufficient to pass the sole proposal presented at the meeting.

The breakdown of the voting is as follows.

                                            For        Against         Withheld

Proposal 1: To elect David J Cutler
as a director of the Company to hold
office until a representative
succesor has been elected.              2,243,021         0                 0


No other proposals were submitted to the meeting for a vote.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         SOUTHWESTERN WATER EXPLORATION CO.


                                         By: /s/ David Cutler
                                             ----------------------------------
                                             David Cutler, Chief Executive
                                             Officer


Date: March 10, 2011
















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